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                                                                    Exhibit 99.1

                       Banc One Credit Card Master Trust
                     Excess Spread Analysis - October 2001

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Series                                         1996-A
Deal Size                                      $500 MM
Expected Maturity                              5/15/03
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
Yield                                           20.66%
Less       Coupon                                2.85%
           Servicing Fee                         1.50%
           Net Credit Losses                     7.50%
Excess Spread:
           October-01                            8.81%
           September-01                          9.11%
           August-01                             8.72%
Three Month Average Excess Spread                8.88%

Delinquency:
           30 to 59 Days                         1.95%
           60 to 89 Days                         1.32%
           90+ Days                              2.23%
           Total                                 5.49%

Payment Rate                                    13.38%
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